                                                                    Exhibit 10.6

              ADDENDUM TO LEASE BETWEEN MONUMENT ROAD ASSOCIATES &
                 ATX TELECOMMUNICATIONS DATED JANUARY 18, 1994

     This addendum dated November 1, 1999 does hereby increase the space leased to ATX as follows:

     Effective November 1, 1999, ATX will add to its existing lease 2,165 square feet of office space on the first floor.

     It is hereby agreed between the parties that this additional space shall be added to the current lease on the same rate and terms and conditions, such that the lease for this additional space shall terminate January 30, 2004 and have the same renewal option as provided in said lease.

     The new total leased space shall be 45,531 plus 2,165 or 47,696 square feet and the rental as of November 1, 1999 is $21.15 per square foot or $1,008,770.40/yr or $84,064.20/mo.


/s/ MICHAEL KARP                           /s/ WITNESS
------------------------------------       ------------------------------------
Monument Road Associates                   Witness
General Partner

/s/ MICHAEL KARP                           /s/ WITNESS
------------------------------------       ------------------------------------
ATX Telecommunications                     Witness
General Partner and CEO

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